Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share	Earnings per share

	2022	2021	2020
	£m	£m	£m
Profit attributable to ordinary equity holders of the parent	5,023	6,205	1,526

	2022	2021	2020
	million	million	million
Basic weighted average number of shares in issue	16,333	16,985	17,300
Number of potential ordinary shares	534	435	368
Diluted weighted average number of shares	16,867	17,420	17,668

	Basic earnings per share			Diluted earnings per share
	2022	2021	2020	2022	2021	2020
	p	p	p	p	p	p
Earnings per ordinary share	30.8	36.5	8.8	29.8	35.6	8.6
The calculation of basic earnings per share is based on the profit attributable to equity holders of the parent and the basic weighted average number of shares excluding treasury shares held in employee benefit trusts or held for trading. When calculating the diluted earnings per share, the weighted average number of shares in issue is adjusted for the effects of all expected dilutive potential ordinary shares held in respect of Barclays PLC, totalling 534m (2021: 435m) shares. The total number of share options outstanding, under schemes considered to be potentially dilutive, was 789m (2021: 688m). These options have strike prices ranging from £0.84 to £1.66.
Of the total number of employee share options and share awards at 31 December 2022, 27m (2021: 5m) were anti-dilutive.
The 652m decrease (2021: 315m decrease) in the basic weighted average number of shares is primarily due to the impact of the share buy-back programmes completed in the year.